Exhibit 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Credit Suisse First Boston (USA), Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

1.               the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2003	/s/ Brian D. Finn
	Name:	Brian D. Finn
	Title:	President and Chief Executive Officer

May 13, 2003
/s/ David C. Fisher
	Name:	David C. Fisher
	Title:	Chief Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.